UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	001-39285	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTRS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective on November 30, 2023, Partners Bancorp, a Maryland corporation (“Partners”), completed its previously announced combination with LINKBANCORP, Inc., a Pennsylvania corporation (“LINK”), pursuant to the Agreement and Plan of Merger, dated February 22, 2023, by and between LINK and Partners (the “Merger Agreement”). At the closing, Partners merged with and into LINK, with LINK as the surviving entity (the “Merger”).

On November 30, 2023, immediately following the Merger, The Bank of Delmarva, a Delaware chartered bank and a wholly-owned direct subsidiary of Partners (“TBOD”), merged with and into LINKBANK, a Pennsylvania bank and a wholly-owned subsidiary of LINK (“LINKBANK”), with LINKBANK as the surviving bank (the “TBOD Bank Merger”). On November 30, 2023, immediately following the TBOD Bank Merger, Virginia Partners Bank, a Virginia chartered bank and a wholly-owned direct subsidiary of Partners (“VPB”), merged with and into LINKBANK, with LINKBANK as the surviving bank (the “VPB Bank Merger,” and, together with the Merger and the TBOD Bank Merger, the “Transaction”).

Merger Consideration

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Partners (“Partners Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Partners or LINK, was converted into the right to receive 1.150 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of LINK (“LINK Common Stock” and such consideration, the “Merger Consideration”). Holders of Partners Common Stock will receive cash in lieu of fractional shares of LINK Common Stock.

Treatment of Partners Equity Awards

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding option to purchase shares of Partners Common Stock (each, a “Partners stock option”) granted under the Partners Bancorp 2021 Incentive Stock Plan, Virginia Partners Bank 2015 Incentive Stock Option Plan, Delmar Bancorp 2014 Stock Plan, Virginia Partners Bank 2008 Incentive Stock Option Plan, Liberty Bell Bank 2004 Incentive Stock Option Plan and Liberty Bell Bank 2004 Non-Qualified Stock Option Plan (the “Partners Plans”) was converted into an option to purchase a number of shares of LINK Common Stock equal to the product of (x) the number of shares of Partners Common Stock subject to such Partners stock option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded to the nearest whole cent) equal to (A) the exercise price per share of Partners Common Stock of such Partners stock option immediately prior to the Effective Time divided by (B) the Exchange Ratio. Each Partners stock option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to such Partners stock option immediately prior to the Effective Time.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all Partners restricted stock awards granted under the Partners Plans which were outstanding on February 22, 2023 and remained outstanding as of the Effective Time accelerated in full and fully vested immediately prior to the Effective Time and were converted into the right to receive the Merger Consideration, in accordance with the Exchange Ratio, less applicable withholding taxes. All Partners restricted stock awards that were granted after February 22, 2023 and which were outstanding as of the Effective Time were converted into Merger Consideration on the same terms as, and were treated in the same manner as, all other shares of Partners Common Stock, except that such shares will remain subject to the same restrictions as to transferability and forfeiture set forth in the applicable award agreement.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Partners no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). On November 30, 2023, Partners notified Nasdaq that the transactions contemplated by the Merger Agreement were expected to close on November 30, 2023. Partners requested that Nasdaq (i) suspend trading in shares of Partners Common Stock at the close of business on November 30, 2023 and (ii) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of Partners Common Stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Partners Common Stock is no longer listed on Nasdaq.

Partners (or LINK as its successor) intends to file with the Commission certifications on Form 15 under the Exchange Act to deregister Partners Common Stock under Section 12(g) of the Exchange Act and suspend Partners’ reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

At the Effective Time, each share of Partners Common Stock was converted into the right to receive 1.150 shares of LINK Common Stock.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes on Control of Registrant

On November 30, 2023, Partners was merged with and into LINK pursuant to the Merger Agreement, with LINK surviving the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of Partners’ ten (10) directors resigned from the board of directors of Partners, and LINK expanded the size of its board of directors to twenty-two (22) directors.  Each of the following ten (10) former directors of Partners were appointed by the board of directors of LINK to serve as directors of LINK, in each case effective as of the Effective Time: Mona D. Albertine, John W. Breda, Michael W. Clark, David Doane, Lloyd B. Harrison, III, Kenneth R. Lehman, George P. Snead, James A. Tamburro, Jeffrey F. Turner, and Robert C. Wheatley.

Pursuant to the Merger Agreement and the Bylaws Amendment (as defined under Item 5.03 below), effective as of the Effective Time, Mr. Turner, the Chairman of the Board of Partners prior to the Effective Time, was appointed Vice Chairman of LINK.

Also at the Effective Time, in accordance with the terms of the Merger Agreement, all of Partners’ executive officers ceased serving as executive officers of Partners.

Item 5.03	Amendments to the Articles of Incorporation of Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, Partners ceased to exist and the Articles of Incorporation and the Bylaws of Partners ceased to be in effect by operation of law. The Articles of Incorporation, as amended, of LINK, as in effect immediately prior to the Effective Time, remain in effect as the Articles of Incorporation of LINK as the surviving entity.

In connection with the Transaction and in accordance with the Merger Agreement, effective as of the Effective Time, the bylaws of LINK were amended and restated to provide for certain arrangements related to the Board and the board of directors of LINK Bank (such amendment, the “Bylaws Amendment,” and LINK’s bylaws, as amended and restated in accordance with the Bylaws Amendment, the “Amended and Restated Bylaws”). The Amended and Restated Bylaws, as in effective immediately prior to the Effective Time, remain in effect as the Amended and Restated Bylaws of LINK as the surviving entity.

The Bylaws Amendment reflected in the Amended and Restated Bylaws has been previously described under the Section of the Joint Proxy Statement/Prospectus entitled “The Merger—Governance of the Combined Company After the Merger—Boards of Directors and Committees of the Combined Company and the Combined Bank,” which description is incorporated herein by reference.

The foregoing summary and referenced description of the Bylaws Amendment and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated February 22, 2023, by and between LINKBANCORP, Inc. and Partners Bancorp, incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Partners Bancorp on February 22, 2023

3.1	Amended and Restated Bylaws of LINKBANCORP, Inc., incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by LINKBANCORP, Inc. on December 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Partners Bancorp

Date: December 1, 2023	By:	/s/ John W. Breda
John W. Breda
President and Chief Executive Officer

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